iShares®

iShares Trust

Supplement dated July 1, 2006

to the Prospectus dated July 1, 2006 and the

Statement of Additional Information (“SAI”) dated July 1, 2006 for the iShares Bond Funds

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the iShares Bond Funds.

On pages 5 and 15 of the Prospectus and pages 10 and 11 of the SAI, references to the name of the underlying index for the iShares Lehman TIPS Bond Fund do not reflect the complete index name. Effective immediately such references are changed from “Lehman Brothers U.S. TIPS Index” to “Lehman Brothers U.S. Treasury TIPS Index”.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.

BGI-A-016-07006

iShares®

Please Retain This Supplement For Future Reference